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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of Earliest Event Reported): OCTOBER 22, 2004

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                    333-69006                  84-1407365
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)


200 W MERCER ST., SUITE 501                                 98119
SEATTLE, WASHINGTON                                        (Zip Code)
(Address of Principal Executive Offices)


                                 (206) 286-1440
              (Registrant's telephone number, including area code)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 22, 2004, Dwango North America Corp. (the "Company") entered into a license agreement with Nextel Operations Inc. ("Nextel") whereby Nextel and Boost Mobile, LLC, ("Boost") an affiliate of Nextel will provide to the Company access to their wireless telecommunications systems. The effective date of the contract is October 15, 2004. The Company will license digital content to Nextel and Boost. The agreement duration is one year.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2004

                                     DWANGO NORTH AMERICA CORP.

                                     By: /s/  Rick J. Hennessey
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                                         Rick J. Hennessey
                                         Chief Executive Officer